Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com Press Release FOR RELEASE: September 2, 2026 Apogee Enterprises to Acquire GroGlass • Leading European provider of high-performance, value-added glass, acrylic, and polycarbonate solutions • Enhances market leadership by adding a differentiated business with strong brands in attractive end markets, while expanding global R&D capabilities in materials science and coatings applications • Strengthens the portfolio, creating cross-selling opportunities across the Performance Surfaces Segment and expands core capabilities with European manufacturing footprint • Expected to contribute over $30 million in revenue at approximately 25% adjusted EBITDA margin in the first 12 months • At least $4 million of identified annualized cost synergies and operating improvement opportunities expected to be realized within three years MINNEAPOLIS, MN, September 2, 2026 – Apogee Enterprises, Inc. (Nasdaq: APOG), a leading provider of architectural building products and services, as well as high-performance coated materials used in a variety of applications, announced today that it has entered into a definitive agreement to acquire SIA “GroGlass” (“Groglass”) for up to €62.5 million (approximately $72.5 million at current exchange rates) on a cash-free, debt-free basis, subject to customary closing conditions. The purchase price includes up to €10 million (approximately $11.6 million at current exchange rates) payable over 3 years dependent upon Groglass achieving certain financial targets. The transaction is expected to close during the Company’s fiscal 2027 third quarter. Groglass, located in Riga, Latvia, is a leading provider of high-performance glass surface solutions, specializing in anti-reflective and other advanced coatings used in display, architectural, and technical applications. Groglass’ portfolio includes premium brands recognized for superior optical clarity and durability, serving customers across global end markets such as museums, electronics, and architectural design. With a strong foundation in materials science and coating technologies, Groglass combines innovation, quality, and long-standing customer relationships to deliver differentiated solutions. “The addition of Groglass will strengthen our position in attractive end markets by bringing differentiated coating technologies and deep materials science expertise,” said Apogee Executive Chair and CEO Don Nolan. “Groglass is a natural complement to our Performance Surfaces segment, expanding our EXHIBIT 99.1

Apogee Enterprises, Inc. Page 2 Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com capabilities, broadening our market reach, and enhancing how we serve customers with advanced, high- performance solutions. This acquisition adds a business with attractive growth and margin characteristics while creating additional opportunities for innovation, customer value, and long-term shareholder returns.” The Company plans to integrate Groglass into its Performance Surfaces Segment. Groglass will enhance the segment’s coatings and materials science capabilities while expanding its product offerings and geographic reach to further strengthen Apogee's long-term growth and profitability profile. The acquisition is expected to contribute approximately $30 million of revenue in the first twelve months at an adjusted EBITDA margin of approximately 25%. The integration plan has identified at least $4 million of annualized cost synergies and operating improvement opportunities expected to be realized within three years. The acquisition will be financed using cash on hand and the Company’s existing credit facility. Dorsey & Whitney LLP and Ellex Klavins served as legal counsel to Apogee. The Company will provide further details on the strategic and financial aspects of the transaction during its second quarter fiscal 2027 earnings conference call. About Apogee Enterprises, Inc. Apogee Enterprises, Inc. (Nasdaq: APOG) is a leading provider of architectural building products and services, as well as high-performance coated materials used in a variety of applications. Headquartered in Minneapolis, MN, our portfolio of industry-leading products and services includes architectural glass, windows, curtainwall, storefront and entrance systems, integrated project management and installation services, and high-performance coatings that provide protection, innovative design, and enhanced performance. For more information, visit www.apog.com. Use of Non-GAAP Financial Measures This release contains the following non-GAAP measure: adjusted EBITDA margin. This measure is used by the Company to provide meaningful supplemental information about its operating performance by excluding amounts that are not considered part of core operating results to enhance comparability of results from period to period. Management uses non-GAAP measures to evaluate the Company’s historical and prospective financial performance, measure operational profitability on a consistent basis, as a factor in determining executive compensation, and to provide enhanced transparency to the investment community. This and other non- GAAP measures exclude certain items that are not considered indicative of ongoing operating performance, including transaction-related expenses, integration costs and other non-recurring items. Non-GAAP measures should be viewed in addition to, and not as a substitute for, the reported financial results of the Company prepared in accordance with GAAP. Other companies may calculate these measures differently, limiting the usefulness of the measures for comparison with other companies. To the extent applicable, reconciliations of historical non‑GAAP measures to the most directly comparable GAAP measures will be provided in the Company’s filings with the U.S. Securities and Exchange Commission. The Company is unable to provide a reconciliation of the forward‑looking projected adjusted EBITDA margin non-GAAP measure to the most directly comparable GAAP measure without unreasonable effort due to the inherent difficulty in forecasting the timing and amount of items such as transaction costs,

Apogee Enterprises, Inc. Page 3 Apogee Enterprises, Inc. • 4400 West 78th Street • Minneapolis, MN 55435 • (952) 835-1874 • www.apog.com integration costs, purchase accounting adjustments and other non-recurring items, which could be material. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “will,” “continue,” and similar expressions are intended to identify “forward-looking statements”. These statements reflect Apogee management’s expectations or beliefs as of the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to significant risks that could cause actual results to differ materially from the expectations reflected in the forward-looking statements. All forward-looking statements are qualified by factors that may affect the operating results of the company, including the following: (i) the risk of not closing the pending transaction, or of not closing it on expected timeline, (ii) risks related to integration of the operations and business of Groglass into the Company following the closing of the transaction, (iii) the risk of not achieving projected post- closing cost synergies, and (iv) the risk of not achieving our expected revenue, margin and profitability targets in connection with the transaction. More information concerning potential factors that could affect future financial results is included in the company’s Annual Report on Form 10-K and in subsequent filings with the U.S. Securities and Exchange Commission. Important Information Regarding the Agreement The definitive agreement contains representations, warranties, and covenants made by the parties to each other as of specific dates and solely for purposes of the agreement, which may be subject to important qualifications and limitations agreed upon by the parties. These representations and warranties should not be relied upon as statements of fact. Contact: Jeremy Steffan Vice President, Investor Relations & Communications 952.346.3502 ir@apog.com